UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2016

Sparta Commercial Services, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	0-9483	30-0298178
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 Lexington Avenue, Suite 1806
New York, NY 10017
(Address of principal executive offices)

Registrant’s telephone number: (212) 239-2666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the Registrant under and of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-12(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On February 12, 2016, Sparta Commercial Services Inc. filed a Notice of Appeal to the United States Court of Appeals for the Second Circuit from the Judgment dismissing the Complaint and the Amended Complaint in the action entitled Sparta Commercial Services Inc. v. DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, New York Branch filed in the United States District Court, Southern District of New York. Defendant, DZ Bank AG, has subsequently, on February 18, 2016, filed a Notice of Cross-Appeal of the dismissal of its counterclaim.

Sparta can make no representations about the potential outcome of the appeal or cross-appeal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2016

SPARTA COMMERCIAL SERVICES, INC.

By:   /s/ A. L. Havens
Name: Anthony L. Havens
Title: Chief Executive Officer